THE DLB FUND GROUP
                Supplement to the Prospectus dated March 1, 2003
                            Dated February 23, 2004

THE FOLLOWING INFORMATION PERTAINS TO THE DLB INTERNATIONAL FUND.

The Board of Trustees of the DLB International Fund (the "International Fund") has decided to terminate the International Fund effective April 30, 2004, or as soon thereafter as is practicable (the "Termination Date"). In connection with the termination of the International Fund, the Board of Trustees has suspended the sale of the International Fund's shares effective February 23, 2004, except for shareholders as of February 23, 2004, who will be able to purchase additional shares through April 15, 2004. After these respective dates, purchase orders for shares of the International Fund will not be accepted.

Shareholders of the International Fund as of February 23, 2004 will receive a formal Notice of Termination that is designed to answer any questions concerning the International Fund's termination. As described more fully in that Notice, until the Termination Date, shareholders may choose to redeem their International Fund shares. If a shareholder takes no action, his or her shares will automatically be redeemed on the Termination Date and the proceeds distributed to such shareholder promptly thereafter.